UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2013

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UNITED CONTINENTAL HOLDINGS, INC.
UNITED AIRLINES, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-06033	36-2675207
Delaware	001-10323	74-2099724
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

233 S. Wacker Drive, Chicago, IL 60606
233 S. Wacker Drive, Chicago, IL 60606
(Address of principal executive offices) (Zip Code)

(312) 997-8000
(312) 997-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On November 8, 2013, United Continental Holdings, Inc. (“UAL”) issued in a public offering $300,000,000 principal amount of its 6.000% Senior Notes due 2020 (the “Notes”), which are guaranteed (the “Guarantee”) by UAL’s wholly-owned subsidiary United Airlines, Inc. (“United”).  The Notes and Guarantee were issued pursuant to an Indenture, dated as of May 7, 2013 (the “Indenture”), among UAL, United and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as modified and supplemented for purposes of establishing the terms of the Notes by the Second Supplemental Indenture, dated as of November 8, 2013 (the “Second Supplemental Indenture”), among UAL, United and the Trustee.

The Notes will mature on December 1, 2020. The Notes bear interest at a rate of 6.000% per annum, payable semi-annually on June 1 and December 1 of each year, beginning June 1, 2014. The indebtedness evidenced by the Notes may be accelerated upon the occurrence of events of default under the Indenture, as supplemented by the Second Supplemental Indenture, which are customary for securities of this nature. UAL, at its option, may redeem some or all of the Notes at any time at a redemption price equal to the greater of (1) 100% of the principal amount of the Notes being redeemed and (2) a make-whole amount based on the sum of the present values of the remaining scheduled payments of principal and interest on the Notes discounted to the redemption date using a rate based on comparable U.S. Treasury securities plus 50 basis points, plus in either case accrued and unpaid interest to the redemption date.

The Second Supplemental Indenture is filed herewith as Exhibit 4.2, and is incorporated by reference herein. The form of the Notes and the form of the Notation of Note Guarantee are filed herewith as Exhibits 4.3 and 4.4, respectively, and are incorporated by reference herein. The foregoing descriptions of the Second Supplemental Indenture, the Notes and the Guarantee are qualified in their entirety by reference to such exhibits.

The issuance of the Notes and the Guarantee was registered pursuant to UAL’s and United’s automatic shelf registration statement on Form S-3 (Registration Nos. 333-181014 and 333-181014-1), filed with the Securities and Exchange Commission on April 27, 2012.  The material terms of the Notes and the Guarantee are more fully described in the final Prospectus Supplement, dated November 1, 2013, to the Prospectus, dated April 27, 2012, of UAL and United filed with the Securities and Exchange Commission on November 5, 2013 pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which description is hereby incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information described under Item 1.01 above “Entry into a Material Definitive Agreement” is hereby incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
1.1

Underwriting Agreement, dated November 1, 2013, among United Continental Holdings, Inc., United Airlines, Inc. and the underwriters party thereto, acting through Morgan Stanley & Co. LLC and Credit Suisse Securities (USA) LLC as their representatives -- filed herewith.

4.1

Indenture, dated as of May 7, 2013, among United Continental Holdings, Inc., United Airlines, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee -- filed as Exhibit 4.1 to the Current Report on Form 8-K of UAL and United, dated May 7, 2013, which was filed with the Securities and Exchange Commission on May 10, 2013.

4.2

Second Supplemental Indenture, dated as of November 8, 2013, among United Continental Holdings, Inc., United Airlines, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee -- filed herewith.

4.3	Form of 6.000% Senior Notes due 2020 (included in Exhibit 4.2 as Exhibit A thereto).
4.4	Form of Notation of Note Guarantee (included in Exhibit 4.2 as Exhibit B thereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED CONTINENTAL HOLDINGS, INC. UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman
Name:	Gerald Laderman
Title:	Senior Vice President Finance and Treasurer

Date: November 8, 2013

EXHIBIT INDEX

Exhibit No.	Description
1.1

Underwriting Agreement, dated November 1, 2013, among United Continental Holdings, Inc., United Airlines, Inc. and the underwriters party thereto, acting through Morgan Stanley & Co. LLC and Credit Suisse Securities (USA) LLC as their representatives -- filed herewith.

4.1

Indenture, dated as of May 7, 2013, among United Continental Holdings, Inc., United Airlines, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee -- filed as Exhibit 4.1 to the Current Report on Form 8-K of UAL and United, dated May 7, 2013, which was filed with the Securities and Exchange Commission on May 10, 2013.

4.2

Second Supplemental Indenture, dated as of November 8, 2013, among United Continental Holdings, Inc., United Airlines, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee -- filed herewith.

4.3	Form of 6.000% Senior Notes due 2020 (included in Exhibit 4.2 as Exhibit A thereto).
4.4	Form of Notation of Note Guarantee (included in Exhibit 4.2 as Exhibit B thereto).